Exhibit L
                                                                     Page 1 of 7

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Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
Conectiv                                  Conectiv Services, Inc.                       Full service heat ventilation and air
                                                                                        conditioning ("HVAC") construction
                                                                                        business.

                                          Conectiv Thermal Systems                      Develops, constructs, and operates
                                                                                        thermal energy systems which provide
                                                                                        heating, cooling, and other energy
                                                                                        services to large commercial,
                                                                                        industrial, and institutional
                                                                                        customers.(1)

Duke Energy                               Duke Engineering &                            Specializes in energy and environmental
Corporation                               Services, Inc.                                projects and provides comprehensive
                                                                                        engineering, quality assurance,
                                                                                        project and construction management
                                                                                        and operating  and maintenance
                                                                                        services for all phases of
                                                                                        hydroelectric, nuclear and
                                                                                        renewable power generation projects
                                                                                        worldwide.

                                          Duke/Fluor Daniel                             Operating through several entities,
                                                                                        provides full service siting,
                                                                                        permitting, licensing, engineering,
                                                                                        procurement, construction, start-up,
                                                                                        operating and maintenance services for
                                                                                        fossil-fired plants.(2)



-------------------
1  Annual Report of Conectiv on Form 10-K for the Year 1998.

2 Annual Report of Duke Energy Corporation on Form 10-K for the Year 1998.


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                                                                       Exhibit L
                                                                     Page 2 of 7

Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
Duke Energy                               DukeSolutions, Inc.                           Provides integrated energy solutions to
Corporation                                                                             industrial, commercial, institutional,
                                                                                        governmental and wholesale customers
                                                                                        and focuses on increasing customers'
                                                                                        efficiency, productivity and
                                                                                        profitability through energy
                                                                                        cost savings.

Edison International                      G. H. V. Refrigeration,                       Engages in the business of providing
                                          Inc.                                          refrigeration/HVAC operations,
                                                                                        maintenance and installations.


                                          Mission Energy                                Provides construction services.(3)
                                          Construction Services,
                                          Inc.

Unisource Energy                          Southwest Energy                              A wholly-owned, indirect subsidiary
Corporation                               Solutions                                     of Unisource Energy Corporation,
                                                                                        providing energy support services
                                                                                        to retail electric customers including
                                                                                        lighting equipment, service
Tucson Electric Power                                                                   restoration, design engineering and
Corporation                                                                             construction services.(4)





-------------------
3  Annual Report of Edison International on Form 10-K for the Year 1998.

4 Annual Report of Unisource Energy Corporation on Form 10-K for the Year 1998.


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                                                                       Exhibit L
                                                                     Page 3 of 7

Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
CMP Group, Inc.                           Union Water Power Company                     Provides management of rivers and
                                                                                        recreational facilities, locating of
                                                                                        underground utility facilities and
Central Maine                                                                           infrared photography, real estate
Power Company                                                                           brokerage and management, modular
                                                                                        housing, engineering and
                                                                                        environmental services, integrated
                                                                                        energy solutions and utility
                                                                                        construction services.(5)


Tampa Electric Company                    Power Engineering &                           A wholly-owned subsidiary of Tampa
                                          Construction, Inc.                            Electric Company, engaged in engineering
                                                                                        and construction services.(6)

MDU Resources                             Connolly-Pacific Corp.                        Provides marine construction
                                                                                        services.(7)

                                          Knife Corporation                             Knife Corporation, through its wholly
                                                                                        owned subsidiary, KRC Holdings, Inc.,
                                                                                        operates construction materials and
                                                                                        mining businesses in Alaska, California,
                                                                                        Oregon and Hawaii.(8)

                                          Harp Line Constructors                        Provides various construction and
                                          and Harp Engineering,                         engineering services to electric,
                                          Inc.                                          natural gas and telecommunication
                                                                                        utilities.(9)
-------------------
5  Annual Report of CMP Group, Inc. on Form 10-K for the Year 1998.
6  Annual Report of Tampa Electric Company on Form 10-K for the Year 1998.
7  Proxy Statement of MDU Resources, dated February 14, 2000.
8  Annual Report of MDU Resources on Form 10-K for the Year 1998.
9  Current Report of MDU Resources on Form 8-K, dated July 7, 1998.



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                                                                       Exhibit L
                                                                     Page 4 of 7

Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
MDU Resources                             Morse Bros., Inc. and                         Construction materials companies.
                                          S2-F Corp.

                                          International Line                            Install and repair electric transmission
                                          Builders, Inc. and High                       and distribution lines and provide
                                          Line Equipment                                related construction supplies and
                                                                                        equipment.

Northwestern Corp.                        Blue Dot Services, Inc.                       Provides maintenance, repair and
                                                                                        replacement services for HVAC, plumbing
                                                                                        and other related systems.(10)

Teco Energy, Inc.                         Bosek, Gibson &                               Provides engineering, construction
                                          Associates                                    management and energy services to more
                                                                                        than 300 customers, including public
                                                                                        schools, universities and other
                                                                                        governmental facilities.(11)

KeySpan Energy                            Paulus, Sokolowski &                          Engineering-consulting work.
KeySpan Services, Inc.                    Sartor, Inc.

                                          WDF, Inc.                                     Plumbing and mechanical contracting.

                                          Roy Kay, Inc.                                 Specializes in mechanical contracting as
                                                                                        well as HVAC services.(12)



-------------------
10  Annual Report of Northwestern Corp. on Form 10-K for the Year 1998.

11  Annual Report of Teco Energy, Inc. on Form 10-K for the Year 1998.

12 KeySpan Energy Subsidiary Acquires Three Companies, PR Newswire (February 4, 2000).



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                                                                       Exhibit L
                                                                     Page 5 of 7

Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
PECO                                      Chowns Communications                         Provides contracting services in
                                                                                        telecommunications.

Exelon Infrastructure                     Fischbach & Moore                             Works on commercial and industrial
Services                                  Electric                                      infrastructure, telecommunications
                                                                                        and utility projects.

                                          MRM Technical Group                           Gas contracting firm.

                                          OSP Consultants Inc.                          Provides engineering and design
                                                                                        services, construction-related services,
                                                                                        craft services and project management.

                                          Syracuse Merit
                                          Electric                                      Provides industrial and commercial
                                                                                        contracting services.

                                          Trinity Industries                            Underground utility contractor.(13)


Semco Energy                              Semco Energy Ventures                         Gas engineering, pipeline construction
                                                                                        services, propane distribution,
                                                                                        intrastate pipelines and natural gas
                                                                                        storage.(14)



-------------------
13 PECO's Exelon Buys 6 Contractors in Utility, Telecom Infrastructure, Energy Services & Telecom Report (November 4, 1999).

14 Dr. Jack Albertine Named to Semco Energy Board of Directors, PR Newswire (January 18, 2000).





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                                                                       Exhibit L
                                                                     Page 6 of 7

Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
PSEG Energy Holdings                      Thomas H. Barham Company                      Specializes in pharmaceutical,
                                                                                        educational, medical and correctional
                                                                                        facility mechanical construction.

PSEG Energy                               Arden Engineering                             Mechanical service contractor.
Technologies                              Constructors of Rhode
                                          Island

                                          Frank A. McBride Co.                          Mechanical service contractor.

                                          Struble Air                                   Specializes in commercial, industrial
                                          Conditioning                                  and institutional mechanical service
                                                                                        work.

                                          Fluidics                                      Mechanical service contractor.(15)

PP&L Resources                            Western Massachusetts                         Mechanical contracting group which
                                          Holdings                                      provides construction, maintenance
                                                                                        and technical services.

                                          Burns Mechanical                              Mechanical contracting group.(16)



-------------------
15 PSEG Energy Technologies Acquires Thomas H, Burham Co., PR Newswire (January 6, 2000).


16 PP&L Buys Western Mass. Holdings, Expanding Presence in New England, Energy Services & Telecom Support (July 29, 1999).




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                                                                       Exhibit L
                                                                     Page 7 of 7

Electric Utility                          Name of Entity Acquired                       Type of Construction Services
                                          or Subsidiary Engaged in
                                          Construction Services
Utilicorp United                          Quanta Services                               Utilicorp owns a 28% share of Quanta
                                                                                        Services, which performs construction
                                                                                        and maintenance of wire, cable, fiber
                                                                                        and pipeline networks.(17)

FirstEnergy Corp.                         Dubar Mechanical Inc.                         Mechanical contractor.

                                          L.H. Cranston & Sons                          Electrical and mechanical contractor.

                                          Webb Technologies                             Refrigeration and HVAC contractor.(18)








-------------------

17  Utilicorp Banks On Networks, Energy Services, Megawatt Daily
(January 14, 2000).


18  First Energy Buys 3 Companies, The Oily Daily (January 7, 1999).

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